Restructuring Charges	12 Months Ended
Dec. 31, 2015
Restructuring Charges [Abstract]
Restructuring Charges
Restructuring charges

Aggregate restructuring charges are included in M&I, litigation and restructuring charges on the income statement. Restructuring charges recorded in 2014 related to corporate-level initiatives and were therefore recorded in the Other segment. In the fourth quarter of 2013, restructuring charges were recorded in the businesses. Prior to the fourth quarter of 2013, restructuring charges were reported in the Other segment. Severance payments are primarily paid over the salary continuance period in accordance with the separation plan. We recorded net restructuring recoveries of $2 million in 2015, net charges of $177 million in 2014 and net charges of $45 million in 2013.

Streamlining actions

In 2014, we disclosed streamlining actions which included rationalizing our staff and simplifying and automating global processes primarily related to actions taken across investment services, technology, and operations. The initial restructuring charge consisted of $125 million of severance costs. We recorded total restructuring charges of $16 million in 2015 primarily related to severance. The following table presents the activity in the reserve through Dec. 31, 2015.

Streamlining actions 2014 – restructuring reserve activity
(in millions)	Total
Original restructuring charge	$125
Net additional charges	59
Utilization	(92)
Balance at Dec. 31, 2014	92
Net additional charges	16
Utilization	(79)
Balance at Dec. 31, 2015	$29

The table below presents the restructuring charge if it had been allocated by business.

Streamlining actions 2014 – restructuring charge by business			Total charges since inception
(in millions)	2015	2014
Investment Management	$12	$23	$35
Investment Services	2	83	85
Other segment (including Business Partners)	2	78	80
Total restructuring charge	$16	$184	$200

Operational Excellence Initiatives

In 2011, we announced our Operational Excellence Initiatives which include an expense reduction initiative impacting approximately 1,500 positions, as well as additional initiatives to transform operations, technology and corporate services that will increase productivity and reduce the growth rate of expenses. We recorded a pre-tax restructuring charge of $107 million related to the Operational Excellence Initiatives in 2011. This charge consisted of $78 million of severance costs and $29 million primarily for operating lease-related items and consulting costs. We recorded a $9 million net recovery in 2015 related to this program. The following table presents the activity in the restructuring reserve related to the Operational Excellence Initiatives through Dec. 31, 2015.

Operational Excellence Initiatives 2011 – restructuring reserve activity
(in millions)	Severance	Other	Total
Original restructuring charge	$78	$29	$107
Net additional charges (net recovery/gain)	100	(57)	43
Utilization	(98)	28	(70)
Balance at Dec. 31, 2013	80	—	80
Net additional (recovery)	(7)	—	(7)
Utilization	(45)	—	(45)
Balance at Dec. 31, 2014	28	—	28
Net additional (recovery)	(9)	—	(9)
Utilization	(10)	—	(10)
Balance at Dec. 31, 2015	$9	$—	$9

The table below presents the restructuring charge if it had been allocated by business.

Operational Excellence Initiatives 2011 – restructuring charge (recovery) by business				Total charges since inception
(in millions)	2015	2014	2013
Investment Management	$(2)	$(1)	$4	$49
Investment Services	(2)	(1)	25	82
Other segment (including Business Partners)	(5)	(5)	16	3
Total restructuring charge (recovery)	$(9)	$(7)	$45	$134